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                                                                     EXHIBIT 4.4

                                MANOR CARE, INC.


                                  $200,000,000

                            8% Senior Notes due 2008

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                   March 8, 2001


JPMORGAN, a division of
CHASE SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED


BANC OF AMERICA SECURITIES LLC


UBS WARBURG LLC
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York 10017


Ladies and Gentlemen:


                  Manor Care, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to JPMorgan, a division of Chase Securities Inc. ("JPMorgan") and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and UBS Warburg LLC (together with JPMorgan, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated March 1, 2001 (the "Purchase Agreement"), $200,000,000 aggregate principal amount of its 8% Senior Notes due 2008 (the "Securities") to be jointly and severally guaranteed (the "Guarantees") by the subsidiaries of the Company listed on Schedule 1 and signatories hereto (collectively, the "Guarantors"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

                  As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company and the Guarantors agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Securities, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:

1. Registered Exchange Offer. Unless the Registered Exchange Offer (as defined herein) shall not be permitted by applicable federal law, the Company shall (i) use reasonable best efforts to prepare and, not later than 60 days following the date of original issuance of the Securities (the "Issue Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of


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the Securities and the Guarantees (the "Registered Exchange Offer") to issue and deliver to such Holders, in exchange for the Securities and the Guarantees, a like aggregate principal amount of debt securities of the Company and guarantees thereof by the Guarantors (the "Exchange Securities") that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, (ii) use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 120 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 150 days after the Issue Date and
(iii) keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Company, the Guarantors and the Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture, except for the transfer restrictions relating to the Securities (as described above).

                  As soon as practicable after the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Guarantors, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

                  If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company shall, upon the request of any such Holder, by notice to the Company within 30 days of the Registered Exchange Offer, no later than 30 days after the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "Private Exchange"),

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a like aggregate principal amount of debt securities of the Company and guarantees thereof by the Guarantors (the "Private Exchange Securities") that are identical in all material respects to the Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Company shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

                  In connection with the Registered Exchange Offer, the Company shall:

                  (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

                  (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                  (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

                  (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.


                  As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Company shall:

                  (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

                  (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

                  (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

                  The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging

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Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and
(ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

                  The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

                  Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

                  Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business,
(ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

                  Notwithstanding any other provisions hereof, the Company and the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) for any other reason the Registered Exchange Offer is not consummated within 150 days after the Issue Date, or (iii) any Initial Purchaser so requests with respect to Securities or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v)

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any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, or
(vi) the Company so elects, then the following provisions shall apply:

                  (a) The Company and the Guarantors shall use their reasonable best efforts to file as promptly as practicable (but in no event more than 20 business days after so required or requested pursuant to this Section 2) with the Commission (the "Shelf Filing Date"), and thereafter shall use their commercially reasonable efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement").

                  (b) The Company and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Company and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

                  (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) In the absence of the events described in clauses (i) through (vi) of the first paragraph of this Section 2, the Company and the Guarantors shall not be permitted to discharge its obligations hereunder by means of the filing of a Shelf Registration Statement.


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                  3. Additional Interest. (a) The parties hereto agree that the
Holders of Transfer Restricted Securities will suffer damages if the Company and the Guarantors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to 60 days after the Issue Date or the Shelf Registration Statement is not filed with the Commission on or before the Shelf Filing Date, (ii) the Exchange Offer Registration Statement is not declared effective within 120 days after the Issue Date or the Shelf Registration Statement is not declared effective within 90 days of the Shelf Filing Date, (iii) the Registered Exchange Offer is not consummated on or prior to 150 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 90 days after the Shelf Filing Date but shall thereafter cease to be effective (at any time that the Company and the Guarantors are obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Guarantors will be jointly and severally obligated to pay additional interest to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $0.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be, which rate will be increased by an additional $ 0.05 per week per $1,000 principal amount of Transfer Restricted Securities for each 90 day period that any additional interest described in this Section 3 continues to accrue; provided that the rate for additional interest will not exceed $0.15 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued additional interest will be paid to each Holder in the same manner as interest payments on the Transfer Restricted Securities on semi-annual payment dates that correspond to interest payment dates for the Transfer Restricted Securities. Additional interest only accrues during a Registration Default. Following the cure of all Registration Defaults, the accrual of additional interest will cease. As used herein, the term "Transfer Restricted Securities" means each Security or Private Exchange Security, until the earliest to occur of: (i) the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) the date on which such Security or Private Exchange Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Security or Private Exchange Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), neither the Company nor the Guarantors shall be required to pay additional interest to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

                  (b) The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company and the Guarantors shall pay the additional interest due on the Transfer Restricted

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Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the additional interest then due. The additional interest due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay additional interest shall be deemed to accrue from and including the date of the applicable Registration Default.

                  (c) The parties hereto agree that the additional interest provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed,
(ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

                  4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

                  (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose within five business days after the delivery of such document to such Initial Purchaser; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

                  (b) The Company shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses
(ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) when any Registration Statement and any amendment
                  thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments
                  or supplements to any Registration Statement or the prospectus included therein or for additional information;


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                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) The Company and the Guarantors will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

                  (d) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

                  (f) The Company will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (g) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons

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may reasonably request; and the Company and the Guarantors consent to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

                  (h) Prior to the effective date of any Registration Statement, the Company and the Guarantors will use their reasonable best efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that the Company and the Guarantors will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (i) The Company and the Guarantors will cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing at least two business days prior to sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

                  (j) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company and the Guarantors are required to maintain an effective Registration Statement, the Company will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with the Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Company and the Guarantors will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act covering a twelve month period beginning after the effective date of the Registration Statement (as such term is

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defined in paragraph (c) of Rule 158 under the Act); provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

                  (m) The Company and the Guarantors will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

                  (n) The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v) (a "Suspension Notice"), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

                  (p) In the case of a Shelf Registration Statement, the Company and the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.


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                  (q) In the case of a Shelf Registration Statement, the Company shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement.

                  (r) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  5. Registration Expenses. The Company and the Guarantors will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

                  6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, the Company and each of the Guarantors shall jointly and severally indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 4(d), 4(e), 4(f) or 4(g).

                  (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Company, each Guarantor and their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment or if the indemnifying party has not paid the expenses and fees for which it is liable 20 days after notice by the indemnified party of request for reimbursement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  7. Contribution. If the indemnification provided for in
Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities, Exchange Securities or Private Exchange Securities, on the other, or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Guarantors on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Guarantors on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Company and each of the Guarantors, on the one hand, and the total discounts and commissions received by such Holder with respect to the Securities, Exchange Securities or Private Exchange Securities, on the other, bear to the total gross proceeds from the sale of Securities, Exchange Securities or Private Exchange Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and each of the Guarantors or information supplied by the Company and each of the Guarantors on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities, Exchange Securities or

Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8. Rules 144 and 144A. So long as any Transfer Restricted Securities remain outstanding, the Company shall use its reasonable best efforts to file the reports required to be filed by it under Rule 144A(d)(4) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company and the Guarantors covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Company and the Guarantors shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

                  9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

                  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

                  (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to JPMorgan, a division of Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and UBS Warburg LLC;

                  (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement;

                  (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement; and

                  (4) if to the Guarantors, initially at the address of the Guarantors set forth in the Purchase Agreement.


                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

                  (c) Successors And Assigns. This Agreement shall be binding upon the Company, the Guarantors and their respective successors and assigns.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (h) Remedies. In the event of a breach by the Company or any of the Guarantors or by any Holder of any of their respective obligations under this Agreement, each Holder or the Company or any Guarantor, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company or any Guarantor of their obligations under Sections 1 or 2 hereof for which additional interest has been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company, each Guarantor and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (i) No Inconsistent Agreements. Each of the Company and each Guarantor represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

                  (j) No Piggyback on Registrations. Neither the Company nor the Guarantors nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

                  (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

                                       Very truly yours,


                                       MANOR CARE, INC.


                                         By:       /s/ Geoffrey G. Meyers
                                             -------------------------------
                                         Name:     Geoffrey G. Meyers

                                         Title:    Executive Vice President and
                                                   Chief Financial Officer





         [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                   GUARANTORS

                                   AMERICAN HOSPITAL BUILDING CORPORATION
                                   AMERICANA HEALTHCARE CENTER OF PALOS
                                     TOWNSHIP, INC.
                                   AMERICANA HEALTHCARE CORPORATION OF GEORGIA
                                   AMERICANA HEALTHCARE CORPORATION OF NAPLES
                                   ANCILLARY SERVICES MANAGEMENT, INC.
                                   ARCHIVE ACQUISITION, INC.
                                   ARCHIVE RETRIEVAL SYSTEMS, INC.
                                   BAILY NURSING HOME, INC.
                                   BIRCHWOOD MANOR, INC.
                                   BLUE RIDGE REHABILITATION SERVICES, INC.
                                   CANTERBURY VILLAGE, INC.
                                   CHARLES MANOR, INC.
                                   CHESAPEAKE MANOR, INC.
                                   DEKALB HEALTHCARE CORPORATION
                                   DEVON MANOR CORPORATION
                                   DISTCO, INC.
                                   DIVERSIFIED REHABILITATION SERVICES, INC.
                                   DONAHOE MANOR, INC.


         [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                   EAST MICHIGAN CARE CORPORATION
                                   EXECUTIVE ADVERTISING, INC.
                                   EYE-Q NETWORK, INC.
                                   FOUR SEASONS NURSING CENTERS, INC.
                                   GEORGIAN BLOOMFIELD, INC.
                                   GREENVIEW MANOR, INC.
                                   HCR ACQUISITION CORPORATION
                                   HCR HOME HEALTH CARE AND HOSPICE, INC.
                                   HCR HOSPITAL HOLDING COMPANY, INC.
                                   HCR INFORMATION CORPORATION
                                   HCR MANORCARE MEDICAL SERVICES OF
                                     FLORIDA, INC.
                                   HCR PHYSICIAN MANAGEMENT SERVICES, INC.
                                   HCR REHABILITATION CORP.
                                   HCRA OF TEXAS, INC.
                                   HCRC INC.
                                   HEALTH CARE AND RETIREMENT CORPORATION
                                     OF AMERICA
                                   HEALTHCARE CONSTRUCTION CORP.
                                   HEARTLAND CAREPARTNERS, INC.
                                   HEARTLAND EMPLOYMENT SERVICES, INC.
                                   HEARTLAND HOME CARE, INC.


         [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                   HEARTLAND HOME HEALTH CARE SERVICES, INC.
                                   HEARTLAND HOSPICE SERVICES, INC.
                                   HEARTLAND MANAGEMENT SERVICES, INC.
                                   HEARTLAND MEDICAL INFORMATION SERVICES, INC.
                                   HEARTLAND REHABILITATION SERVICES OF
                                    FLORIDA, INC.
                                   HEARTLAND REHABILITATION SERVICES, INC.
                                   HEARTLAND SERVICES CORP.
                                   HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT
                                     PHYSICAL THERAPY PROFESSIONAL ASSOCIATES,
                                     INC.
                                   HGCC OF ALLENTOWN, INC.
                                   IN HOME HEALTH, INC.
                                   INDUSTRIAL WASTES, INC.
                                   IONIA MANOR, INC.
                                   JACKSONVILLE HEALTHCARE CORPORATION
                                   KENSINGTON MANOR, INC.
                                   KNOLLVIEW MANOR, INC.
                                   LEADER NURSING AND REHABILITATION CENTER OF
                                     BETHEL PARK, INC.
                                   LEADER NURSING AND REHABILITATION CENTER OF
                                     GLOUCESTER, INC.
                                   LEADER NURSING AND REHABILITATION CENTER OF
                                     SCOTT TOWNSHIP,

         [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                   LEADER NURSING AND REHABILITATION CENTER OF
                                     VIRGINIA INC.
                                   LINCOLN HEALTH CARE, INC.
                                   MANOR CARE AVIATION, INC.
                                   MANOR CARE MANAGEMENT CORPORATION
                                   MANOR CARE OF AKRON, INC.
                                   MANOR CARE OF AMERICA, INC
                                   MANOR CARE OF ARIZONA, INC.
                                   MANOR CARE OF ARLINGTON, INC.
                                   MANOR CARE OF BOCA RATON, INC.
                                   MANOR CARE OF BOYNTON BEACH, INC.
                                   MANOR CARE OF CANTON, INC.
                                   MANOR CARE OF CENTERVILLE, INC
                                   MANOR CARE OF CHARLESTON, INC.
                                   MANOR CARE OF CINCINNATI, INC.
                                   MANOR CARE OF COLUMBIA, INC.
                                   MANOR CARE OF DARIEN, INC.
                                   MANOR CARE OF DELAWARE COUNTY, INC.
                                   MANOR CARE OF DUNEDIN, INC.
                                   MANOR CARE OF FLORIDA, INC.
                                   MANOR CARE OF HINSDALE, INC.
                                   MANOR CARE OF KANSAS, INC.


         [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                   MANOR CARE OF KINGSTON COURT, INC.
                                   MANOR CARE OF LARGO, INC.
                                   MANOR CARE OF LEXINGTON, INC.
                                   MANOR CARE OF MEADOW PARK, INC.
                                   MANOR CARE OF MIAMISBURG, INC
                                   MANOR CARE OF NORTH OLMSTEAD, INC.
                                   MANOR CARE OF PINEHURST, INC.
                                   MANOR CARE OF PLANTATION, INC.
                                   MANOR CARE OF ROLLING MEADOWS, INC.
                                   MANOR CARE OF ROSSVILLE, INC.
                                   MANOR CARE OF SARASOTA, INC.
                                   MANOR CARE OF WILLOUGHBY, INC.
                                   MANOR CARE OF WILMINGTON, INC.
                                   MANOR CARE OF YORK (NORTH), INC.
                                   MANOR CARE OF YORK (SOUTH), INC.
                                   MANOR CARE PROPERTIES, INC.
                                   MANOR LIVING CENTERS, INC.
                                   MANORCARE HEALTH SERVICES OF BOYNTON
                                     BEACH, INC.
                                   MANORCARE HEALTH SERVICES OF GEORGIA, INC.
                                   MANORCARE HEALTH SERVICES OF
                                     NORTHHAMPTON COUNTY, INC.
                                   MANORCARE HEALTH SERVICES OF VIRGINIA, INC.

         [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                   MANORCARE HEALTH SERVICES, INC.
                                   MARINA VIEW MANOR, INC.
                                   MCHS OF NEW YORK, INC.
                                   MEDICAL AID TRAINING SCHOOLS, INC.
                                   MEDI-SPEECH SERVICE, INC.
                                   MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.
                                   MILESTONE HEALTH SYSTEMS, INC.
                                   MILESTONE HEALTHCARE, INC.
                                   MILESTONE REHABILITATION SERVICES, INC.
                                   MILESTONE STAFFING SERVICES, INC.
                                   MILESTONE THERAPY SERVICES, INC.
                                   MNR FINANCE CORP.
                                   MRC REHABILITATION, INC.
                                   MRS, INC.
                                   NEW MANORCARE HEALTH SERVICES, INC.
                                   NUVISTA REFRACTIVE SURGERY AND LASER
                                     CENTERS, INC.
                                   PEAK REHABILITATION, INC.
                                   PERRYSBURG PHYSICAL THERAPY, INC
                                   PHYSICAL, OCCUPATIONAL, AND SPEECH
                                      THERAPY, INC.
                                   PNEUMATIC CONCRETE, INC.


         [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                   PORTFOLIO ONE, INC.
                                   REHABILITATION ADMINISTRATION CORPORATION
                                   REHABILITATION ASSOCIATES, INC.
                                   REHABILITATION SERVICES OF ROANOKE, INC.
                                   REINBOLT & BURKAM, INC.
                                   RICHARDS HEALTHCARE, INC.
                                   RIDGEVIEW MANOR, INC.
                                   ROLAND PARK NURSING CENTER, INC.
                                   RVA MANAGEMENT SERVICES, INC.
                                   SILVER SPRING - WHEATON NURSING HOME, INC.
                                   SPRINGHILL MANOR, INC.
                                   STEWALL CORPORATION
                                   STRATFORD MANOR, INC.
                                   STUTEX CORP.
                                   SUN VALLEY MANOR, INC.
                                   THE NIGHTINGALE NURSING HOME, INC.
                                   THERAPY ASSOCIATES, INC.
                                   THERASPORT PHYSICAL THERAPY, INC.
                                   THREE RIVERS MANOR, INC.
                                   TOTALCARE CLINICAL LABORATORIES, INC.
                                   VISION MANAGEMENT SERVICES, INC.

         [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                   WASHTENAW HILLS MANOR, INC.

                                   WHITEHALL MANOR, INC.

                                   By:   /s/ R. Jeffrey Bixler
                                         --------------------------------------
                                         Name:  R. Jeffrey Bixler
                                         Title: Vice President, General Counsel
                                                and Secretary of each of the
                                                above-referenced corporations.

                                         Address:      One Seagate
                                                       Toledo, Ohio  43604-2616
                                         Fax No.:      419-252-5571
                                         Telephone:    419-252-5500

         [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                         HCR HOSPITAL, LLC

                                         By:      HCR Hospital Holding Company,
                                                  Inc., its sole member





                                         By:      /s/ R. Jeffrey Bixler
                                              ---------------------------------
                                              Name: R. Jeffrey Bixler
                                              Title: Vice President, General
                                                     Counsel and Secretary

                                              Address: One Seagate
                                                       Toledo, Ohio 43604-2616
                                              Fax No.    419-252-5571
                                              Telephone: 419-252-5500

        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                        ANCILLARY SERVICES, LLC








                                        By:  Heartland Rehabilitation Services,
                                              Inc., its sole member

                                             By:      /s/ R. Jeffrey Bixler
                                                 -----------------------------
                                                 Name: R. Jeffrey Bixler
                                                 Title: Vice President, General
                                                        Counsel and Secretary

                                        Address:     One Seagate
                                                     Toledo, Ohio  43604-2616

                                        Fax No.      419-252-5571
                                        Telephone:   419-252-5500


        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                             BATH ARDEN, LLC
                             CLAIRE BRIDGE OF ANDERSON, LLC
                             CLAIRE BRIDGE OF AUSTIN, LLC
                             CLAIRE BRIDGE OF KENWOOD, LLC
                             CLAIRE BRIDGE OF SAN ANTONIO, LLC
                             CLAIRE BRIDGE OF SUSQUEHANNA, LLC
                             CLAIRE BRIDGE OF WARMINSTER, LLC
                             EMERSON SPRINGHOUSE, LLC
                             FRESNO ARDEN, LLC
                             LAKE ZURICH ARDEN, LLC
                             MESQUITE HOSPITAL, LLC
                             METUCHEN ARDEN, LLC
                             MIDDLETOWN ARDEN, LLC
                             MONROE ARDEN, LLC
                             MOORESTOWN ARDEN, LLC
                             OVERLAND PARK ARDEN, LLC
                             OVERLAND PARK SKILLED NURSING, LLC
                             ROCKFORD ARDEN, LLC
                             ROCKLEIGH ARDEN, LLC
                             TOM'S RIVER ARDEN, LLC
                             TUSCAWILLA ARDEN, LLC
                             WAYNE ARDEN, LLC
                             WAYNE SPRINGHOUSE, LLC


        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                             WEST DEPTFORD ARDEN, LLC
                             WEST ORANGE ARDEN, LLC
                             WEST ORANGE SPRINGHOUSE, LLC


                             By: Manor Care Health Services, Inc., the sole member of each of the above-referenced limited liability companies

                                      By:      /s/ R. Jeffrey Bixler
                                         ------------------------------------
                                          Name: R. Jeffrey Bixler
                                          Title: Vice President, General Counsel
                                                 and Secretary

                              Address:     One Seagate
                                           Toledo, Ohio  43604-2616

                              Fax No.      419-252-5571
                              Telephone:   419-252-5500


        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                               ALBUQUERQUE ARDEN, LLC
                               ANNANDALE ARDEN, LLC
                               BAINBRIDGE ARDEN, LLC
                               BINGHAM FARMS ARDEN, LLC
                               COLONIE ARDEN, LLC
                               CRESTVIEW HILLS ARDEN, LLC
                               FIRST LOUISVILLE ARDEN, LLC
                               GENEVA ARDEN, LLC
                               HANOVER ARDEN, LLC
                               JEFFERSON ARDEN, LLC
                               KANSAS SKILLED NURSING, LLC
                               KENWOOD ARDEN, LLC
                               LAURELDALE ARDEN, LLC
                               LEXINGTON ARDEN, LLC
                               LINWOOD ARDEN, LLC
                               LIVONIA ARDEN, LLC
                               MEMPHIS ARDEN, LLC
                               NAPA ARDEN, LLC
                               NASHVILLE ARDEN, LLC
                               NISHAYUNA ARDEN, LLC
                               ROANOKE ARDEN, LLC
                               SAN ANTONIO ARDEN, LLC
                               SECOND LOUISVILLE ARDEN, LLC

        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                               SETAUKET ARDEN, LLC
                               SILVER SPRING ARDEN, LLC
                               SUSQUEHANNA ARDEN LLC
                               TAMPA ARDEN, LLC
                               TUSTIN ARDEN, LLC
                               WALL ARDEN, LLC
                               WARMINSTER ARDEN LLC
                               WEST WINDSOR ARDEN, LLC
                               WILLIAMS VILLE ARDEN, LLC

                               By:      Manor Care of America, Inc.,
                                        its sole member

                                        By:      /s/ R. Jeffrey Bixler
                                           -------------------------------------
                                            Name: R. Jeffrey Bixler
                                            Title: Vice President, General
                                                   Counsel and Secretary

                               Address:     One Seagate
                                            Toledo, Ohio  43604-2616

                               Fax No.      419-252-5571
                               Telephone:   419-252-5500

        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                               BOOTH LIMITED PARTNERSHIP

                               By: Jacksonville Healthcare Corporation, its general partner

                                        By:      /s/ R. Jeffrey Bixler
                                           ------------------------------------
                                            Name:    R. Jeffrey Bixler
                                            Title:   Vice President, General
                                                     Counsel and Secretary

                               Address:     One Seagate
                                            Toledo, Ohio  43604-2616

                               Fax No.      419-252-5571
                               Telephone:   419-252-5500

        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                               COLEWOOD LIMITED PARTNERSHIP

                               By: American Hospital Building Corporation, its general partner

                                        By:      /s/ R. Jeffrey Bixler
                                           ------------------------------------
                                            Name:    R. Jeffrey Bixler
                                            Title:   Vice President, General
                                                     Counsel and Secretary

                               Address:     One Seagate
                                            Toledo, Ohio  43604-2616

                               Fax No.      419-252-5571
                               Telephone:   419-252-5500

        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                               HCR MANOR CARE MESQUITE, L.P.

                               By:      Mesquite Hospital, LLC,
                                         its general partner

                                        By:      /s/ R. Jeffrey Bixler
                                           ------------------------------------
                                            Name:    R. Jeffrey Bixler
                                            Title:   Vice President, General
                                                     Counsel and Secretary

                               Address:     One Seagate
                                            Toledo, Ohio  43604-2616

                               Fax No.      419-252-5571
                               Telephone:   419-252-5500

        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

Accepted:


CHASE SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER
   & SMITH INCORPORATED
BANK OF AMERICA SECURITIES LLC
UBS WARBURG LLC


By:  CHASE SECURITIES INC.

By:      /s/ G. S. Benson
   ---------------------------------
    Name:  G.S. Benson
    Title:   Vice President

        [SIGNATURE PAGE TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                                                      SCHEDULE I

                                   GUARANTORS

AMERICAN HOSPITAL BUILDING CORPORATION
AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.
AMERICANA HEALTHCARE CORPORATION OF GEORGIA
AMERICANA HEALTHCARE CORPORATION OF NAPLES
ANCILLARY SERVICES MANAGEMENT, INC.
ARCHIVE ACQUISITION, INC.
ARCHIVE RETRIEVAL SYSTEMS, INC.
BAILY NURSING HOME, INC.
BIRCHWOOD MANOR, INC.
BLUE RIDGE REHABILITATION SERVICES, INC.
CANTERBURY VILLAGE, INC.
CHARLES MANOR, INC.
CHESAPEAKE MANOR, INC.
DEKALB HEALTHCARE CORPORATION
DEVON MANOR CORPORATION
DISTCO, INC.
DIVERSIFIED REHABILITATION SERVICES, INC.
DONAHOE MANOR, INC.
EAST MICHIGAN CARE CORPORATION
EXECUTIVE ADVERTISING, INC.
EYE-Q NETWORK, INC.
FOUR SEASONS NURSING CENTERS, INC.
GEORGIAN BLOOMFIELD, INC.
GREENVIEW MANOR, INC.
HCR ACQUISITION CORPORATION
HCR HOME HEALTH CARE AND HOSPICE, INC. *
HCR HOSPITAL HOLDING COMPANY, INC.
HCR INFORMATION CORPORATION *
HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.

HCR PHYSICIAN MANAGEMENT SERVICES, INC.
HCR REHABILITATION CORP. *
HCRA OF TEXAS, INC.
HCRC INC. *
HEALTH CARE AND RETIREMENT CORPORATION OF AMERICA *
HEALTHCARE CONSTRUCTION CORP.
HEARTLAND CAREPARTNERS, INC.
HEARTLAND EMPLOYMENT SERVICES, INC.
HEARTLAND HOME CARE, INC.
HEARTLAND HOME HEALTH CARE SERVICES, INC.
HEARTLAND HOSPICE SERVICES, INC.
HEARTLAND MANAGEMENT SERVICES, INC.
HEARTLAND MEDICAL INFORMATION SERVICES, INC. * **
HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.
HEARTLAND REHABILITATION SERVICES, INC. *
HEARTLAND SERVICES CORP.
HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT PHYSICAL THERAPY
PROFESSIONAL ASSOCIATES, INC.
HGCC OF ALLENTOWN, INC.
IN HOME HEALTH, INC.
INDUSTRIAL WASTES, INC.
IONIA MANOR, INC.
JACKSONVILLE HEALTHCARE CORPORATION
KENSINGTON MANOR, INC.
KNOLLVIEW MANOR, INC.
LEADER NURSING AND REHABILITATION CENTER OF BETHEL PARK,
INC.
LEADER NURSING AND REHABILITATION CENTER OF GLOUCESTER,
INC.
LEADER NURSING AND REHABILITATION CENTER OF SCOTT
TOWNSHIP, INC.

LEADER NURSING AND REHABILITATION CENTER OF VIRGINIA INC.
LINCOLN HEALTH CARE, INC.
MANOR CARE AVIATION, INC.
MANOR CARE MANAGEMENT CORPORATION
MANOR CARE OF AKRON, INC.
MANOR CARE OF AMERICA, INC *
MANOR CARE OF ARIZONA, INC.
MANOR CARE OF ARLINGTON, INC.
MANOR CARE OF BOCA RATON, INC.
MANOR CARE OF BOYNTON BEACH, INC.
MANOR CARE OF CANTON, INC.
MANOR CARE OF CENTERVILLE, INC
MANOR CARE OF CHARLESTON, INC.
MANOR CARE OF CINCINNATI, INC.
MANOR CARE OF COLUMBIA, INC.
MANOR CARE OF DARIEN, INC.
MANOR CARE OF DELAWARE COUNTY, INC.
MANOR CARE OF DUNEDIN, INC.
MANOR CARE OF FLORIDA, INC.
MANOR CARE OF HINSDALE, INC.
MANOR CARE OF KANSAS, INC.
MANOR CARE OF KINGSTON COURT, INC.
MANOR CARE OF LARGO, INC.
MANOR CARE OF LEXINGTON, INC.
MANOR CARE OF MEADOW PARK, INC.
MANOR CARE OF MIAMISBURG, INC
MANOR CARE OF NORTH OLMSTEAD, INC.
MANOR CARE OF PINEHURST, INC.
MANOR CARE OF PLANTATION, INC.
MANOR CARE OF ROLLING MEADOWS, INC.
MANOR CARE OF ROSSVILLE, INC.
MANOR CARE OF SARASOTA, INC.
MANOR CARE OF WILLOUGHBY, INC.
MANOR CARE OF WILMINGTON, INC.
MANOR CARE OF YORK (NORTH), INC.
MANOR CARE OF YORK (SOUTH), INC.

MANOR CARE PROPERTIES, INC.
MANOR LIVING CENTERS, INC.
MANORCARE HEALTH SERVICES OF BOYNTON BEACH, INC.
MANORCARE HEALTH SERVICES OF GEORGIA, INC.
MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY, INC.
MANORCARE HEALTH SERVICES OF VIRGINIA, INC.
MANORCARE HEALTH SERVICES, INC. *
MARINA VIEW MANOR, INC.
MCHS OF NEW YORK, INC.
MEDICAL AID TRAINING SCHOOLS, INC.
MEDI-SPEECH SERVICE, INC.
MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.
MILESTONE HEALTH SYSTEMS, INC.
MILESTONE HEALTHCARE, INC.
MILESTONE REHABILITATION SERVICES, INC.
MILESTONE STAFFING SERVICES, INC.
MILESTONE THERAPY SERVICES, INC.
MNR FINANCE CORP.
MRC REHABILITATION, INC.
MRS, INC.
NEW MANORCARE HEALTH SERVICES, INC.
NUVISTA REFRACTIVE AND LASER SURGERY CENTERS, INC. **
PEAK REHABILITATION, INC.
PERRYSBURG PHYSICAL THERAPY, INC
PHYSICAL, OCCUPATIONAL, AND SPEECH THERAPY, INC.
PNEUMATIC CONCRETE, INC.
PORTFOLIO ONE, INC.
REHABILITATION ADMINISTRATION CORPORATION
REHABILITATION ASSOCIATES, INC.
REHABILITATION SERVICES OF ROANOKE, INC.
REINBOLT & BURKAM, INC.
RICHARDS HEALTHCARE, INC.
RIDGEVIEW MANOR, INC.

ROLAND PARK NURSING CENTER, INC.
RVA MANAGEMENT SERVICES, INC.
SILVER SPRING - WHEATON NURSING HOME, INC.
SPRINGHILL MANOR, INC.
STEWALL CORPORATION
STRATFORD MANOR, INC.
STUTEX CORP.
SUN VALLEY MANOR, INC.
THE NIGHTINGALE NURSING HOME, INC.
THERAPY ASSOCIATES, INC.
THERASPORT PHYSICAL THERAPY, INC.
THREE RIVERS MANOR, INC.
TOTALCARE CLINICAL LABORATORIES, INC.
VISION MANAGEMENT SERVICES, INC. **
WASHTENAW HILLS MANOR, INC.
WHITEHALL MANOR, INC.
COLEWOOD LIMITED PARTNERSHIP
BOOTH LIMITED PARTNERSHIP
HCR MANORCARE MESQUITE, L.P.
HCR HOSPITAL, LLC
ANCILLARY SERVICES, LLC
BATH ARDEN, LLC
CLAIRE BRIDGE OF ANDERSON, LLC
CLAIRE BRIDGE OF AUSTIN, LLC
CLAIRE BRIDGE OF KENWOOD, LLC
CLAIRE BRIDGE OF SAN ANTONIO, LLC
CLAIRE BRIDGE OF SUSQUEHANNA, LLC
CLAIRE BRIDGE OF WARMINSTER, LLC
EMERSON SPRINGHOUSE, LLC
FRESNO ARDEN, LLC
LAKE ZURICH ARDEN, LLC
MESQUITE HOSPITAL, LLC
METUCHEN ARDEN, LLC
MIDDLETOWN ARDEN, LLC
MONROE ARDEN, LLC
MOORESTOWN ARDEN, LLC
OVERLAND PARK ARDEN, LLC
OVERLAND PARK SKILLED NURSING, LLC
ROCKFORD ARDEN, LLC

ROCKLEIGH ARDEN, LLC
TOM'S RIVER ARDEN, LLC
TUSCAWILLA ARDEN, LLC
WAYNE ARDEN, LLC
WAYNE SPRINGHOUSE, LLC
WEST DEPTFORD ARDEN, LLC
WEST ORANGE ARDEN, LLC
WEST ORANGE SPRINGHOUSE, LLC
ALBUQUERQUE ARDEN, LLC
ANNANDALE ARDEN, LLC
BAINBRIDGE ARDEN, LLC
BINGHAM FARMS ARDEN, LLC
COLONIE ARDEN, LLC
CRESTVIEW HILLS ARDEN, LLC
FIRST LOUISVILLE ARDEN, LLC
GENEVA ARDEN, LLC
HANOVER ARDEN, LLC
JEFFERSON ARDEN, LLC
KANSAS SKILLED NURSING, LLC
KENWOOD ARDEN, LLC
LAURELDALE ARDEN, LLC
LEXINGTON ARDEN, LLC
LINWOOD ARDEN, LLC
LIVONIA ARDEN, LLC
MEMPHIS ARDEN, LLC
NAPA ARDEN, LLC
NASHVILLE ARDEN, LLC
NISHAYUNA ARDEN, LLC
ROANOKE ARDEN, LLC
SAN ANTONIO ARDEN, LLC
SECOND LOUISVILLE ARDEN, LLC
SETAUKET ARDEN, LLC
SILVER SPRING ARDEN, LLC
SUSQUEHANNA ARDEN LLC
TAMPA ARDEN, LLC
TUSTIN ARDEN, LLC
WALL ARDEN, LLC
WARMINSTER ARDEN LLC
WEST WINDSOR ARDEN, LLC
WILLIAMS VILLE ARDEN, LLC

                                                                         ANNEX A

                  Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B

                  Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

                  Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ______, 2008, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

                  The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                     ANNEX D

         [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                  Address:


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                      D-1